Exhibit 99.3

Copano Energy NASDAQ: CPNO Merrill Lynch Leverage Finance Conference November 15, 2006

Forward-Looking Statements Statements made by representatives of Copano Energy, L.L.C. (the "Company") during this presentation may constitute "forward-looking statements" as defined by the Securities and Exchange Commission. All statements, other than statements of historical facts, made by representatives of the Company during this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are based on certain assumptions made by the Company based on management's experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Any forward-looking statements made by representatives of the Company during this presentation are subject to a number of assumptions, risks and uncertainties, many of which are beyond the Company's control. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, then the Company's actual results may differ materially from those implied or expressed by the forward-looking statements. These risks include an inability to obtain new sources of natural gas supplies, the loss of key producers that supply natural gas to the Company, key customers reducing the volume of natural gas and natural gas liquids they purchase from the Company, a decline in the price and market demand for natural gas and natural gas liquids, the incurrence of significant costs and liabilities in the future resulting from the Company's failure to comply with new or existing environmental regulations or an accidental release of hazardous substances into the environment and other factors detailed in the Company's Securities and Exchange Commission filings. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

Introduction to Copano Energy, L.L.C. Growth-oriented midstream energy company founded in 1992 Built through acquisitions - over 30 acquisitions plus extensive construction and integration projects Significant pipeline growth - from 23 miles to approximately 5,000 miles Five processing plants (a) - over 800 MMcf/d of combined processing capacity Prominent producer services franchise in two major producing regions Texas Gulf Coast - South Texas Mid-Continent - Central and Eastern Oklahoma covering 25% of the land mass of the state (a) includes majority interest in Southern Dome, LLC

Copano's LLC Structure Characteristic Typical MLP Copano Energy C-Corp Non-Taxable Entity Yes Yes No Tax Shield on Distributions Yes Yes No Tax Reporting Schedule K-1 Schedule K-1 Form 1099 General Partner Yes No No Incentive Distribution Rights Yes; up to 50% No No Voting Rights No Yes Yes

LLC Benefits No entity-level taxation No general partner splits ("incentive distribution rights") Lower cost of equity Greater ease of equity issuance Greater appeal to institutional investors Stronger governance Truly independent board Elected by unitholders

Copano Overview Strong producer and customer focus Highly competitive and flexible services Provides midstream services to approximately 825,000 MMBtu/day of natural gas Financial Profile - LTM 9/30/06: Revenue: $950.0 million Gross Margin (a): $186.4 million EBITDA (a): $129.3 million Current Equity Value: $1.1 million (b) Current Enterprise Value: $1.5 billion (b) (a) Gross margin and EBITDA are non-GAAP financial measures. For definitions and reconciliations to comparable GAAP measures, see Appendix. (b) Equity value as of November 10, 2006 OK TX Texas Gulf Coast Mid-Continent

Relative Unit Price Performance Copano has outperformed both the Alerian MLP Index (AMZ) and the S&P 500 since its IPO Source: Bloomberg +195% +19% +19%

Total Return Performance (a) Copano has also outperformed both the Alerian MLP Total Return Index (AMZX) and the S&P 500 in terms of total return since its IPO Source: Bloomberg (a) Assumes distributions reinvested +220% +19% +33%

Business Strategy Pursue growth from our existing assets Pursue complementary acquisitions and organic expansion opportunities Reduce sensitivity of our cash flows to commodity price fluctuations Exploit the operating flexibility of our assets Expand our geographic scope into new regions where our growth strategy can be applied

Current Environment Announced third quarter earnings on November 7 EBITDA for the quarter increased by over 94% to $40 million and increased 65% from third quarter 2005 pro forma EBITDA Distributable Cash Flow of $29.9 million covered increased quarterly distribution of $0.75 per unit by 217% Announced third quarter distribution of $0.75 per unit or $3.00 per unit on an annualized basis on October 18 11% increase over second quarter distribution Seventh consecutive quarterly distribution increase Announced $100 million senior unsecured loan agreement due 2010 on October 2 Loan proceeds were used to reduce senior secured revolver borrowings In conjunction, senior secured revolver commitment was reduced Moody's 8.125% Senior Notes B2 rating unchanged Continued strong activity in both Mid-Continent and Texas Gulf Coast

Mid-Continent Operations One of the largest independent networks of natural gas pipelines in Central and Eastern Oklahoma Approximately 3,300 miles of natural gas gathering pipelines 16,900 square mile region Long-term agreements with remaining terms ranging up to approximately 14 years Approximately 25 drilling rigs active in area of operations Hunton de-watering play and coal bed methane provide growth visibility 4 processing plants (includes majority- owned Southern Dome) Current inlet capacity of 115 MMcf/d YTD 9/30/06 segment Gross Margin (a): $72.0 million (a) Gross margin is a non-GAAP financial measure. For a definition and reconciliation to a comparable GAAP measure, see Appendix. OK

Texas Gulf Coast Pipelines One of the largest independent networks of natural gas pipelines in the Texas Gulf Coast region Approximately 1,600 miles of natural gas gathering and intrastate transmission pipelines (includes majority-owned Webb/Duval) Strong drilling activity particularly on Central Gulf Coast and Mestena Grande systems Decline rates generally moderate compared to Offshore Gulf of Mexico YTD 9/30/06 segment Gross Margin (a): $29.4 million (a) Gross margin is a non-GAAP financial measure. For a definition and reconciliation to a comparable GAAP measure, see Appendix. TX

Texas Gulf Coast Processing Houston Central Processing Plant straddles KMTP's Laredo-to-Katy pipeline 2nd largest processing plant in Texas Gulf Coast region; 3rd largest in Texas Total inlet capacity of 700 MMcf/d Highly efficient conditioning capability avoids processing margin losses by reducing: NGLs extracted by 91% Fuel consumption by 80% Sheridan NGL Pipeline: 104 miles Brenham NGL Pipeline (a): 46 miles YTD 9/30/06 segment Gross Margin (b): $38.9 million (a) Leased from Kinder Morgan. (b) Gross margin is a non-GAAP financial measure. For a definition and reconciliation to a comparable GAAP measure, see Appendix.

Producer Relationships NOTE: Partial list for Texas Gulf Coast and Mid-Continent Mestena Operating, Ltd.

Highly-Rated Service Provider In the 2006 Natural Gas Midstream Services Survey conducted by EnergyPoint Research, Houston, among all respondents Copano rated: #2 Overall - all service categories and geographic regions #1 Onshore Gas Gathering - all geographic regions #1 Texas Intrastate - all service categories #1 Reliability, Capacity and Condition of Field Assets (a) #1 Health, Safety and Environmental Practices (a) #1 Administrative, Scheduling and Accounting Personnel (a) Among primary decision makers, Copano rated #1 overall and in most categories (a) All service categories and geographic regions

2006 Organic Growth & Bolt-on Capital Spending 2006 and committed organic growth and bolt-on capital spending of $73.5 million Hunton play gathering and compression expansion (Mid- Continent) Expansion of Paden Plant (Mid-Continent) Bolt-on acquisitions in South Texas (Texas Gulf Coast) include: Williams Field Services South Texas Assets Normanna Lateral Loop of Hope Lateral (Texas Gulf Coast) Southern Dome greenfield facilities (Mid-Continent) Houston Central CO2 treating capacity expansion (Texas Gulf Coast)

Experienced Management Team 16 senior managers average 24 years of experience in the industry Significant acquisition and integration expertise Over 30 acquisitions completed since 1992 Many employees operated or were associated with acquired assets Long-standing industry relationships Ownership by ALL employees including LTIP participation Management and employees own beneficially 12% of outstanding units (a) (a) Excludes 146,718 restricted common units and 604,279 options to acquire common units, of which 122,460 are exercisable as of November 15, 2006.

Copano Board of Directors Board of Directors includes leaders within the energy industry Six of the seven Board members are independent Name Primary Affiliation James G. Crump Retired Global Energy & Mining Cluster Leader, PricewaterhouseCoopers Ernie L. Danner Director, Executive Vice President and Chief Operating Officer, Universal Compression Holdings Inc. Scott A. Griffiths Advisor, Hydro Gulf of Mexico, LLC Michael L. Johnson Retired Chairman and Chief Executive Officer, Conoco Gas and Power T. William Porter Chairman and Founding Partner, Porter & Hedges, L.L.P. William L. Thacker Retired Chairman and Chief Executive Officer, TEPPCO Partners, L.P. John R. Eckel, Jr. Chairman and Chief Executive Officer, Copano Energy, L.L.C.

Financial Overview

Combined Gross Margin (a) (c) $35.1 $55.0 $101.6 $143.5 (c) 59.9% CAGR (2002 - 2005) (b) $186.4 (b) (b) (b) (a) Gross margin is a non-GAAP financial measure. For a definition and reconciliation to a comparable GAAP measure, see Appendix. (b) Pro Forma for the acquisition of ScissorTail Energy, LLC (c) Includes $0.4 million of Corporate Segment gross margin for each of the 12/31/05 and LTM 9/30/06 periods.

Combined EBITDA (a) (a) EBITDA is a non-GAAP financial measure. For a definition and reconciliation to a comparable GAAP measure, see Appendix. (b) Pro Forma for the acquisition of ScissorTail Energy, LLC (c) Texas Gulf Coast results for 12/31/05 and LTM 9/30/06 periods include all corporate G&A expenses. $14.3 $26.4 $64.7 $97.5 (c) (c) 89.6% CAGR (2002 - 2005) (b) (b) (b) (b) $129.3

Financial Structure (a) Equity value as of November 10, 2006 Strong capitalization at September 30, 2006 Total Debt to Enterprise Value of 26% (a) Total Debt to LTM EBITDA of 2.9x Broad institutional unitholder and noteholder base Strong capital support for acquisitions Moody's ratings: B1 Corporate Family Rating B2 Senior Notes Rating Stable outlook S&P ratings: BB- Corporate Credit Rating B Senior Notes Rating Stable outlook

Hedging Program and Risk Management On-going long-term risk management strategy adopted in 2005 to reduce commodity price risk exposure Current portfolio of hedging contracts includes: Puts on natural gas through 2009 Puts and swaps for ethane, propane, iso-butane and normal butane through 2008 Puts on WTI crude oil through 2007 to hedge natural gasoline and condensate

($ IN MILLIONS, EXCEPT FOR COMMODITY PRICES) Hedging Program Mitigates Commodity Price Risk Hedging intends to sustain EBITDA during periods of low gas and oil prices Tables illustrate the potential cash pay-out of existing hedges for 2006 - 2008 Note: Does not reflect the estimated non-cash amortization of the initial hedging costs of $10.3 million, $16.6 million, and $12.9 million in 2006, 2007, and 2008, respectively.

Financial Policy Maintain sustainable distributions with targeted distribution coverage greater than MLP peers Target total leverage: below 4.0x Use free cash flow to reduce leverage on quarterly basis Demonstrated ability and willingness to raise additional equity Finance accretive acquisitions with balanced combination of long- term debt and equity

Compelling Credit Story Stable cash flow Strategic position in major natural gas supply areas Strong producer relationships with long-term contracts Low working capital and capex needs Reduced exposure to commodity price volatility Favorable business and contract mix Ongoing hedging program in place Growing volumes will increase cash flow Experienced management team with meaningful economic incentives Proven track record of value creation Creditor-friendly LLC structure Higher distribution coverage ratio relative to peers

Appendix

Reconciliation of Non-GAAP Financial Measures Gross Margin We define our segment gross margin as our segment revenue less cost of sales. Cost of sales includes the following costs and expenses: cost of natural gas and NGLs purchased by us from third parties, cost of natural gas and NGLs purchased by us from affiliates, costs we pay third parties to transport our volumes and costs we pay our affiliates to transport our volumes. We view segment gross margin as an important performance measure of the core profitability of our operations. This measure is a key component of our internal financial reporting and is used by our senior management in deciding how to allocate capital resources among business segments. We believe that investors benefit from having access to the same financial measures that our management uses. The GAAP measure most directly comparable to segment gross margin is operating income. The following table presents a reconciliation of the non-GAAP financial measure of total gross margin (which consists of the sum of individual segment gross margins) to operating income on a historical basis:

Reconciliation of Non-GAAP Financial Measures EBITDA We define EBITDA as net income (loss) plus interest expense, provision for income taxes and depreciation and amortization expense. EBITDA is used as a supplemental financial measure by our management and by external users of our financial statements such as investors, commercial banks, research analysts and others, to assess: the financial performance of our assets without regard to financing methods, capital structure or historical cost basis; the ability of our assets to generate cash sufficient to pay interest costs and support our indebtedness; our operating performance and return on capital as compared to those of other companies in the midstream energy sector, without regard to financing or capital structure; and the viability of acquisitions and capital expenditure projects and the overall rates of return on alternative investment opportunities. EBITDA is also a financial measurement that, with certain negotiated adjustments, is reported to our lenders and is used to compute our financial covenants. EBITDA should not be considered an alternative to net income, operating income, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP. Our EBITDA may not be comparable to EBITDA or similarly titled measures of other entities, as other entities may not calculate EBITDA in the same manner as we do. The following table presents a reconciliation of the non-GAAP financial measure of EBITDA to the GAAP financial measure of net income (loss):

Copano Energy